UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                  May 25, 2005


                        INTEGRATED SECURITY SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                 1-11900               75-2422983
     ------------------------   ---------------------   -------------------
     (State of incorporation)   (Commission File No.)     (IRS Employer
                                                        Identification No.)

                    8200 Springwood Drive
                          Suite 230
                        Irving, Texas                       75063
          ----------------------------------------       ----------
          (Address of principal executive offices)       (Zip Code)


       Registrant's telephone number, including area code: (972) 444-8280


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01   Entry into a Material Definitive Agreement.

On May 25, 2005, B&B ARMR Corporation ("Borrower"), a wholly-owned subsidiary of Integrated Security Systems, Inc. ("ISSI"), executed an amendment to that certain Loan Agreement ("Loan Agreement") dated November 10, 2004. The applicable amended items are as follows:

     o Amendment of Definition of Eligible Accounts - permits for inclusion within the borrowing base, those accounts receivable arising from the sale of products manufactured by subcontractors, with certain limitations and restrictions.

     o Pledge of Stock - ISSI pledge to Lender of its ownership interest in Borrower, Intelli-Site, Inc. and Doortek Corporation.

     o Issuance of Stock - prohibition of the issuance of stock of Borrower, Intelli-Site, Inc. or DoorTek Corporation or the admission of additional shareholders of Borrower without prior written consent of Lender.

     o Dividends, Distribution and Redemptions - limitation of the amount of distributions or other payments to affiliates.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits.

(c)    Exhibits.

       4.1 Second Amendment to Loan Agreement, dated May 25, 2005, among B&B ARMR Corporation, Integrated Security Systems, Inc., Intelli-Site, Inc. and Briar Capital, L.P.

       4.2 Stock Pledge Agreement, dated May 25, 2005, between Integrated Security Systems, Inc. and Briar Capital, L.P.

       4.3 Subordination Agreement, dated May 25, 2005 among B&B ARMR Corporation, Integrated Security Systems, Inc., and Briar Capital, L.P.

       4.4 Subordination Agreement, dated May 25, 2005 among Integrated Security Systems, Inc., Renaissance Capital Growth & Income Fund III, Inc., and Briar Capital, L.P.

       4.5 Subordination Agreement, dated May 25, 2005 among Integrated Security Systems, Inc., Renaissance US Growth Investment Trust PLC, and Briar Capital, L.P.

       4.6 Subordination Agreement, dated May 25, 2005 among Integrated Security Systems, Inc., BFS US Special Opportunities Trust PLC, and Briar Capital, L.P.

       4.7 Subordination Agreement, dated May 25, 2005 among Integrated Security Systems, Inc., C.A. Rundell, Jr., and Briar Capital, L.P.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       INTEGRATED SECURITY SYSTEMS, INC.


Dated: June 9, 2005                    By:   /s/ C.A. RUNDELL, JR.
                                             -----------------------------------
                                       Name: C.A. Rundell, Jr.
                                       Title: Director, Chairman of the Board
                                              and Chief Executive Officer
                                              (Principal Executive and Financial
                                              Officer)

                                  Exhibit Index



Exhibit No.       Description

4.1 Second Amendment to Loan Agreement, dated May 25, 2005, among B&B ARMR Corporation, Integrated Security Systems, Inc., Intelli-Site, Inc. and Briar Capital, L.P.

4.2 Stock Pledge Agreement, dated May 25, 2005, between Integrated Security Systems, Inc. and Briar Capital, L.P.

4.3 Subordination Agreement, dated May 25, 2005 among B&B ARMR Corporation, Integrated Security Systems, Inc., and Briar Capital, L.P.

4.4 Subordination Agreement, dated May 25, 2005 among Integrated Security Systems, Inc., Renaissance Capital Growth & Income Fund III, Inc., and Briar Capital, L.P.

4.5 Subordination Agreement, dated May 25, 2005 among Integrated Security Systems, Inc., Renaissance US Growth Investment Trust PLC, and Briar Capital, L.P.

4.6 Subordination Agreement, dated May 25, 2005 among Integrated Security Systems, Inc., BFS US Special Opportunities Trust PLC, and Briar Capital, L.P.

4.7 Subordination Agreement, dated May 25, 2005 among Integrated Security Systems, Inc., C.A. Rundell, Jr., and Briar Capital, L.P.